UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        May 7, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                   1-10026                    14-0462060
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(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)

     1373 Broadway, Albany, New York                              12204
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
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                                TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On May 7, 2008, the Compensation Committee of the Registrant's Board of Directors amended and restated the Registrant's 2003 Restricted Stock Unit Plan (the "RSU Plan"), effective immediately. The purpose of the amendment was to effectuate changes that would ensure that the RSU Plan conforms to Section 409A of Internal Revenue Code of 1986. A copy of this amendment is furnished as
Exhibit 10(l)(vi) to this report.

Item 9.01. Financial Statements and Exhibits.

      (a)   Exhibits. The following exhibit is being furnished herewith:

            10(l)(vi) Amended and Restated Albany International Corp. 2003
                      Restricted Stock Unit Plan.
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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALBANY INTERNATIONAL CORP.


                                     By: /s/ Michael C. Nahl
                                         ---------------------------------------
                                     Name: Michael C. Nahl
                                     Title: Executive Vice President and
                                     Chief Financial Officer
                                     (Principal Financial Officer)

Date: May 13, 2008
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                                  EXHIBIT INDEX

Exhibit No.  Description
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10(l)(vi)    Amended and Restated Albany International Corp. 2003 Restricted
             Stock Unit Plan.